INVESTOR OVERVIEW Fourth Quarter/Full Year 2021 March 2022 NYSE: FTK Exhibit 99.2

2FLOTEK 2022 Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward- looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward- looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

3FLOTEK 2022 OUR MISSION AND VISION SUSTAINABLE CHEMISTRY & DATA SOLUTIONS COLLABORATIVE PARTNERSHIPS Our Vision Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. Our Mission To be the collaborative ESG partner of choice for sustainable chemistry technology and digital analytics solutions. Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value while improving their ESG profile.

4FLOTEK 2022 STRATEGIC PRIORITIES Our Vision Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. Environmental Leadership - Focused on protecting people, land, air, and water Low Leverage - Use of equity instead of debt to position company for full cycle Sustainable Revenue - Multi-year contracted revenue Capital Discipline - Current infrastructure supports new contracts & organic business Focus on Profitability – Upper quartile industry performance for SG&A as a percentage of revenue Flawless Execution - Exemplary safety and service delivery

COMPANY OVERVIEW


Marlow, OK
Monahans, TX
Waller, TX
Raceland, LA
Houston, TX (HQ)
Abu Dhabi, UAE
Headquarters
Offices

Flotek Industries, Inc. is a technology-driven chemistry and data analytics company

The Company operates through two divisions:

- ***Chemistry Technologies*** segment provides sustainable, optimized chemistry solutions that maximize our customers' value by elevating their ESG performance, lowering operational costs, and delivering improved return on invested capital
- ***Data Analytics*** segment is a technology platform enabling real-time access to end users to prevent waste and allow users to pursue automation of their hydrocarbon streams

NYSE: FTK

Founded
1985

Employees
~140

Countries with Clients
15+

Research Centers
2

Corporate Headquarters
Houston

FLOTEK

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6FLOTEK 2022 COMBINED TEAM MANAGEMENT EXPERIENCE EXTENSIVE AND DEEP EXPERTISE John W. Gibson, Jr. Chairman, President & CEO Michael Borton Chief Financial Officer Ryan Ezell, Ph.D. Chief Operating Officer Nick Bigney SVP, General Counsel & Chief Compliance Officer James Silas, Ph.D. SVP, Research & Innovation/ Interim President, Data Analytics • New organizational structure, streamlined for operational efficiencies • Commercially and operationally adept team • Extensive international experience • Battle-tested through 2020-2021, together delivering significant organizational transformation and realignment to value proposition, improved margins • Safety and service delivery champions - 0 TRIR, 0 NPT in 2021

7FLOTEK 2022 ADVANCING ESG FOR OUR CUSTOMERS Green Chemistry DATA ANALYTICS & DIGITAL TRANSFORMATION ESG GREEN CHEMISTRY RESEARCH & INNOVATION COLLABORATION & SERVICE EXCELLENCE Our strategy is to improve our customers’ ESG performance through green chemistry and digital transformation solutions. • Our products are positioned to deliver value in an ESG- focused world. • We are positioned to help our partners and customers perform -as well as enhance their license to operate through green chemistry and data analytics. • Our green chemistry technologies reduce total cost of ownership and environmental risk. • Our real-time data analytics help transform businesses, reducing their carbon footprint, energy consumption and emissions. • Market expansion opportunities through ESG partnerships and adjacent markets (industrial, geothermal, agriculture, solar, and advancing blue/turquoise hydrogen).

8FLOTEK 2022 Reduced greenhouse gas emissions and waste OUR SOLUTIONS: ACCELERATING ESG GOALS FOR OUR CUSTOMERS Flotek offers groundbreaking green solutions that combine the power of technology driven specialty green chemistry with the insight of real-time data analytics. Our solutions accelerate existing sustainability practices to reduce our customer’s environmental impact of energy on the air, water, land and people. Reduce volumes/usage of fresh water and increase usage of produced water Reducing carbon footprint, energy consumption and emissions through more efficient operations and real-time monitoring Maximize the convergence of asset performance, environmental protection, economic value and safety of the community Flotek driving green chemistry through data analytics

DIFFERENTIATED PRODUCTS IN THE RIGHT MARKETS

Green chemistry and digital technologies combine to create market opportunity.

CHEMICAL TECHNOLOGIES

Flotek
Energy Chemistry Technologies

Solving the toughest drilling, cementing, stimulation and production challenges—sustainably.

- Drilling & Cementing
- Stimulation
- Production
- Remediation
- Enhanced Waterflooding
- Offshore

Flotek Protekol
Commercial & Consumer Professional Chemistry

High-performance products for commercial and personal use.

- Surface Cleaners
- Degreasers
- Disinfectants
- Wipes
- Sanitizers

DATA ANALYTICS

JP3
Digital Technologies & Data Analytics

Transforming business through real-time data, monitoring and visualization.

- Upstream
- Midstream
- Downstream
- Distribution

FLOTEK

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SOLUTIONS THAT SPAN THE FULL STREAM

Sustainable chemistry solutions and real-time digital monitoring solutions applications from wellhead to distribution across all phases including oil, condensate and gas.

	UPSTREAM		MIDSTREAM		DOWNSTREAM	
APPLICATION						
ENERGY CHEMISTRY	• Cementing Chemistry • Improved Oil Recovery (IOR) • Drilling Fluid Additives • Stimulation Chemicals • Production Chemicals		• Flow Assurance			
DATA ANALYTICS	• Crude Production • Gas Production		• Liquid Terminals • Crude Pipeline • Condensate Stabilizer • Gas Transmission Pipeline	• Gas Plant • NGL Fractionation • NGL Pipelines • NGL Terminals	• Refinery Tanks • Refinery • Refined Products	• Product Pipelines • Refined Fuels Pipeline
	JP3: Over 60+ digital applications from wellhead to distribution across all phases including oil, condensate and gas.					

FLOTEK

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11FLOTEK 2022 Q1 2022 Update: ProFrac Contract & Proxy Vote

COLLABORATIVE PARTNERSHIP

Integration of the largest private North American provider of hydraulic fracturing services by horsepower with industry leading sustainable chemistry provider

NYSE: FTK

Differentiated chemistry
Bio-based, high performance, non-toxic

Validated applications
11,000+ wells

Quality assurance
ISO, EPA, FDA certified

Sustainability leadership
Evaluate, track, report

On Feb. 2, 2022, Flotek announced it had closed a three-year supply agreement with ProFrac.

- Contract begins April 1, 2022.
- Flotek will provide chemistry solutions to **a minimum of 10 or 33% of ProFrac's fleets**
- Projected annual revenue: **$75+MM**
- Contract protection value: ~**$49.6MM**
- ProFrac received $10 million in Convertible PIK Notes as consideration for the 3-year committed volume contract.
- ProFrac has the right to nominate 2 directors
- ProFrac is estimated to own greater than 16%[1]

On Feb. 17, 2022, Flotek announced a proposed amendment to the Feb. 2, 2022, supply agreement.

- Contract subject to shareholder vote in Q2 2022.
- Term: **10 years (2032)**
- Flotek will provide chemistry solutions to **a minimum of 30 ProFrac's fleets**
- Projected annual revenue: **$217+MM**
- Contract protection value: ~**$358M**
- ProFrac will receive an incremental $50 million in Convertible PIK Notes as consideration for the amendment extension
- ProFrac has the right to nominate 2 additional directors
- ProFrac estimated ownership would be greater than 40%[1]

[1] Calculation based on shares outstanding

PROFRAC

NASDAQ: PFHC(pending)

Largest private NA provider of hydraulic fracturing services by horsepower

Differentiated services
Vertically integrated, emissions friendly fleets reduce environmental impact and increase efficiencies

Combined frac fleet total
45

Combined HHP
~2.3MM

U.S. oil and gas regions
6

FLOTEK

ProFrac Partnership & Supply Agreement Investor Presentation released March 10, 2022:
https://www.flotekind.com/media/k2/attachments/Investor_Call_3_10_22_Final_Website.pdf

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13FLOTEK 2022 Q4 & FY 2021

14FLOTEK 2022 FOURTH QUARTER & FY 2021 FINANCIAL HIGHLIGHTS Q4 2021 • Consolidated revenue in Q4 was up 20% from the third quarter, driven by increased activity with domestic and international energy chemistry customers and generally flat compared to the fourth quarter last year. • Q4 2021 sales for the Chemistry Technologies segment improved 23% v. Q3 2021 and 7% v. Q4 2020. • Energy Chemistry revenue improved 32% sequentially, supported by a 34% increase in domestic accounts and a 24% increase in international accounts. Additionally, revenues from FTK’s material and translogistics services in Raceland, LA grew 53% due to increased activity post Hurricane Ida. • Adjusted EBITDA for Q4 2021 was a loss of $5.7 million, a 10% improvement v. Q3 2021, and a 16% improvement v. Q4 2020. • Q4 2021 Adj. EBITDA represents the best quarterly performance since Q3 2018 on 25% of the revenue, demonstrating impacts of cost savings and operational efficiencies implemented since January 2020. FY 2021 • FTK completed 2021 with 0 Total Recordable Incidents (TRIR) and 0 Non-Productive Time (NPT) for customers for the year, representing the Company’s focus on safety and service quality. • FY 2021 revenue was down 19% year-over-year, due to loss of revenue associated with M&A activity impacting two significant energy chemistry customers in 2021. • FY 2021 COGs declined 51% year-over-year. • FY 2021 SG&A expenses improved 11% year-over-year, due to cost savings associated with personnel costs. • Net loss improved by 78% for FY 2021 v. FY 2020, due to lower SG&A costs, R&D and personnel costs. Additionally, the improvement reflects the impact of a previously recorded impairment in 2020. • FY Adj. EBITDA loss was $25.1 million, representing a $1.1 million improvement year-over-year and driven by improved operating efficiencies and cost reductions.

15FLOTEK 2022 Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data)

16FLOTEK 2022 Balance Sheet

17FLOTEK 2022 Cash Flow

18FLOTEK 2022 Non-GAAP Financial Metrics